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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                       ______________________________

                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

       Date of report (Date of earliest event reported): May 19, 2005


                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


       Massachusetts              000-27997                 04-3504121
(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)          File Number)            Identification No.)


                  100 E. Main Street, Westborough, MA   01581
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the
      Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02   Departure of Directors or Principal Officers; Election of
            Directors; Appointment of Principal Officers.

(b) On May 19, 2005, William W. Cotting, Jr. resigned as a member of the board of directors of Westborough Financial Services, Inc. (the "Company"). There were no disagreements between Mr. Cotting and the Company on any matter relating to the Company's operations, policies or practices.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  WESTBOROUGH FINANCIAL SERVICES, INC.




                                  By:     /s/ John L. Casagrande
                                          -------------------------------------
                                  Name:   John L. Casagrande
                                  Title:  Senior Vice President and Treasurer

Date: May 24, 2005


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